As filed with the Securities and Exchange Commission on September 11, 2009
Registration No. 333-156936

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1 to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PENN MILLERS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	6331 (Primary Standard Industrial Classification Code Number)	23-2994859 (I.R.S. Employer Identification Number)

72 North Franklin Street
P.O. Box P
Wilkes-Barre, PA 18773-0016
(800) 822-8111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Douglas A. Gaudet
President and Chief Executive Officer
Penn Millers Holding Corporation
72 North Franklin Street
P.O. Box P
Wilkes-Barre, PA 18773-0016
(800) 822-8111
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

David L. Harbaugh, Esquire	Wesley R. Kelso, Esquire
Morgan, Lewis & Bockius LLP	John D. Talbot, Esquire
1701 Market Street	Stevens & Lee, P.C.
Philadelphia, PA 19103	620 Freedom Business Center,
(215) 963-5751	Suite 200
King of Prussia, PA 19406
(610) 205-6028
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, check the following box: ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☑
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑ (Do not check if a smaller reporting company)	Smaller reporting company ☐
     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
     This Post-Effective Amendment No. 1 relates to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-156936), initially filed by the Registrant on January 26, 2009 and declared effective by the Securities and Exchange Commission on September 4, 2009. The Registrant is filing this Post-Effective Amendment No. 1 pursuant to Rule 462(d) under the Securities Act of 1933, as amended, solely to file exhibits to the Registration Statement on Form S-1, as amended (File No. 333-156936) and the definitive versions of certain other documents, the forms of which were previously filed. Pursuant to Rule 462(d), the contents of the Registration Statement on Form S-1, as amended (File No. 333-156936), including the exhibits and the power of attorney thereto, are incorporated by reference into this Post-Effective Amendment No. 1.

Item 15. Recent Sales of Unregistered Securities.
None.
Item 16. Exhibits and Financial Statement Schedules.
     (a) Exhibits

1.1	Form of Agency Agreement among Penn Millers Holding Corporation, Penn Millers Mutual Holding Company, PMHC Corp., Penn Millers Insurance Company and Griffin Financial Group, LLC

2.1	Plan of Conversion from mutual to stock form of Penn Millers Mutual Holding Company, dated as of April 22, 2009*

3.1	Articles of Incorporation of Penn Millers Holding Corporation*

3.2	Bylaws of Penn Millers Holding Corporation*

4.1	Form of certificate evidencing shares of common stock of Penn Millers Holding Corporation*

5.1	Opinion of Stevens & Lee regarding stock of Penn Millers Holding Corporation being issued*

8.1	Opinion of Stevens & Lee regarding certain United States federal income tax issues*

10.1	Penn Millers Stock Incentive Plan*

10.2	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Douglas A. Gaudet*

10.3	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Michael O. Banks*

10.4	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Kevin D. Higgins*

10.5	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Harold W. Roberts*

10.6	Employment Agreement, between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Frank Joanlanne*

10.7	Separation and General Release Agreement between Penn Millers Insurance Company, its affiliates and Frank Joanlanne*

10.8	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Jonathan C. Couch*

10.9	Separation and General Release Agreement between Eastern Insurance Group, Penn Millers Insurance Company, its affiliates and William H. Spencer, Jr.*

10.10	Whole Account Accident Year Aggregate Excess of Loss Reinsurance Contract*

10.11	Property Catastrophe Excess of Loss Reinsurance Agreement*

10.12	Property & Casualty Excess of Loss Reinsurance Agreement*

10.13	Casualty Excess of Loss Reinsurance Agreement*

10.14	Umbrella Quota Share Reinsurance Contract*

10.15	Property Excess of Loss Reinsurance Contract*

10.16	Supplemental Executive Retirement Plan, as amended and restated, effective January 1, 2006*

10.17	Nonqualified Deferred Compensation and Company Incentive Plan, effective June 1, 2006*

10.18	Success Sharing Bonus Plan*

10.19	Penn Millers Holding Corporation Employee Stock Ownership Plan*

21.1	Subsidiaries of Penn Millers Holding Corporation*

23.1	Consent of KPMG LLP

23.2	Consent of Curtis Financial Group LLC*

23.3	Consent of Stevens & Lee (contained in Exhibits 5.1 and 8.1)*

24.1	Power of Attorney (contained on signature page)*

99.1	Pro Forma Valuation Appraisal Report, dated as of August 7, 2009, prepared for Penn Millers Mutual Holding Company by Curtis Financial Group LLC.*

99.2	Letter dated April 22, 2009, to Penn Millers Mutual Holding Company from Curtis Financial Group LLC regarding fair market value of subscription rights*

99.3	Stock Order Form

99.4	Question and Answer Brochure

99.5	Letters and statements to prospective purchasers of stock in offering

99.6	Form of Escrow Agreement between Penn Millers Holding Corporation and Christiana Bank & Trust Company*

99.7	Form of Penn Millers Mutual Holding Company Member Proxy Materials

99.8	Power of Attorney by Donald A. Pizer*

*	Previously filed.

(b) Financial Statement Schedules
     The following schedules have been filed as a part of this Registration Statement and are included in the Registrant’s audited Financial Statements included in the prospectus at page F-1.
     Schedule II — Financial Information of Parent Company

     Schedule III — Supplemental Insurance Information
     Schedule IV — Reinsurance
     Schedule V — Allowance for Uncollectible Premiums and Other Receivables
     Schedule VI — Supplemental Information

Item 17. Undertakings.
     The undersigned registrant hereby undertakes:
     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     The undersigned hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     The undersigned registrant hereby undertakes that:
     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilkes-Barre, Commonwealth of Pennsylvania, on September 9, 2009.

PENN MILLERS HOLDING CORPORATION
By:	/s/ Douglas A. Gaudet
Douglas A. Gaudet, President and
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Douglas A. Gaudet Douglas A. Gaudet	Director President and Chief Executive Officer (Principal Executive Officer)	September 9, 2009

/s/ J. Harvey Sproul, Jr. * J. Harvey Sproul, Jr.	Director and Chairman	September 9, 2009

/s/ F. Kenneth Ackerman, Jr. * F. Kenneth Ackerman, Jr.	Director and Vice Chairman	September 9, 2009

/s/ Heather M. Acker * Heather M. Acker	Director	September 9, 2009

/s/ Dorrance R. Belin, Esq. * Dorrance R. Belin, Esq.	Director	September 9, 2009

/s/ John L. Churnetski * John L. Churnetski	Director	September 9, 2009

/s/ John M. Coleman * John M. Coleman	Director	September 9, 2009

/s/ Kim E. Michelstein * Kim E. Michelstein	Director	September 9, 2009

/s/ Robert A. Nearing, Jr. * Robert A. Nearing, Jr.	Director	September 9, 2009

/s/ Donald A. Pizer * Donald A. Pizer	Director	September 9, 2009

/s/ James M. Revie * James M. Revie	Director	September 9, 2009

/s/ Michael O. Banks Michael O. Banks	Treasurer and Chief Financial Officer and Chief Accounting Officer (Principal Financial and Accounting Officer)	September 9, 2009

*	By Michael O. Banks As Attorney In Fact /s/ Michael O. Banks Michael O. Banks

EXHIBIT INDEX

1.1	Form of Agency Agreement among Penn Millers Holding Corporation, Penn Millers Mutual Holding Company, PMHC Corp., Penn Millers Insurance Company and Griffin Financial Group, LLC

2.1	Plan of Conversion from mutual to stock form of Penn Millers Mutual Holding Company, dated as of April 22, 2009*

3.1	Articles of Incorporation of Penn Millers Holding Corporation*

3.2	Bylaws of Penn Millers Holding Corporation*

4.1	Form of certificate evidencing shares of common stock of Penn Millers Holding Corporation*

5.1	Opinion of Stevens & Lee regarding stock of Penn Millers Holding Corporation being issued*

8.1	Opinion of Stevens & Lee regarding certain United States federal income tax issues*

10.1	Penn Millers Stock Incentive Plan*

10.2	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Douglas A. Gaudet*

10.3	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Michael O. Banks*

10.4	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Kevin D. Higgins*

10.5	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Harold W. Roberts*

10.6	Employment Agreement, between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Frank Joanlanne*

10.7	Separation and General Release Agreement between Penn Millers Insurance Company, its affiliates and Frank Joanlanne*

10.8	Employment Agreement between Penn Millers Mutual Holding Company, Penn Millers Holding Corporation, Penn Millers Insurance Company and Jonathan C. Couch*

10.9	Separation and General Release Agreement between Eastern Insurance Group, Penn Millers Insurance Company, its affiliates and William H. Spencer, Jr.*

10.10	Whole Account Accident Year Aggregate Excess of Loss Reinsurance Contract*

10.11	Property Catastrophe Excess of Loss Reinsurance Agreement*

10.12	Property & Casualty Excess of Loss Reinsurance Agreement*

10.13	Casualty Excess of Loss Reinsurance Agreement*

10.14	Umbrella Quota Share Reinsurance Contract*

10.15	Property Excess of Loss Reinsurance Contract*

10.16	Supplemental Executive Retirement Plan, as amended and restated, effective January 1, 2006*

10.17	Nonqualified Deferred Compensation and Company Incentive Plan, effective June 1, 2006*

10.18	Success Sharing Bonus Plan*

10.19	Penn Millers Holding Corporation Employee Stock Ownership Plan*

21.1	Subsidiaries of Penn Millers Holding Corporation*

23.1	Consent of KPMG LLP

23.2	Consent of Curtis Financial Group LLC*

23.3	Consent of Stevens & Lee (contained in Exhibits 5.1 and 8.1)*

24.1	Power of Attorney (contained on signature page)*

99.1	Pro Forma Valuation Appraisal Report, dated as of August 7, 2009, prepared for Penn Millers Mutual Holding Company by Curtis Financial Group LLC.*

99.2	Letter dated April 22, 2009, to Penn Millers Mutual Holding Company from Curtis Financial Group LLC regarding fair market value of subscription rights*

99.3	Stock Order Form

99.4	Question and Answer Brochure

99.5	Letters and statements to prospective purchasers of stock in offering

99.6	Form of Escrow Agreement between Penn Millers Holding Corporation and Christiana Bank & Trust Company*

99.7	Form of Penn Millers Mutual Holding Company Member Proxy Materials

99.8	Power of Attorney by Donald A. Pizer*

*	Previously filed.